KL Allocation Fund (the “Fund”)
Advisor Class Shares
(Ticker Symbol: GAVAX)
Institutional Class Shares
(Ticker Symbol: GAVIX)

A series of Investment Managers Series Trust

Supplement dated September 19, 2017, to the
Prospectus and Statement of Additional Information, each dated January 1, 2017, as amended.

Effective immediately, the following updates are made to the Fund’s Prospectus and SAI.

To clarify that, under normal circumstances, the Fund’s investments in securities of foreign issuers will represent between 40% and 100% of the Fund’s portfolio, the following replaces the first paragraph in the “Principal Investment Strategies” section on page 2 and page 9 of the Prospectus:

Principal Investment Strategies

The Fund employs an allocation strategy by investing in three asset classes: equity, fixed income and cash or cash equivalents. The proportion the Fund invests in each asset class at any given time depends on analysis of market factors, including economic growth, inflation, credit spreads and relative valuations, by Knowledge Leaders Capital, LLC (the “Advisor”), the Fund’s advisor. At any point, the Fund’s investment in any of the asset classes could be underweight or overweight relative to the following target allocations, based on the Advisor’s discretion. Allocation percentages are measured at the time of purchase. The Fund may invest in securities of U.S. and foreign issuers. Under normal circumstances, the Fund’s investments in securities of foreign issuers will represent between 40% and 100% of the Fund’s portfolio.

The minimum market capitalization for companies whose equity securities the Fund focuses on has been reduced from $1 billion to $500 million. Accordingly, the following replaces the first paragraph of the discussion of “Equity Securities” in the “Principal Investment Strategies” section on page 2 and Page 9 of the Prospectus:

In selecting the Fund’s equity investments, the Advisor focuses on equity securities of U.S. and foreign companies with market capitalizations of over $500 million that the Advisor considers to be “knowledge leader” companies. The Fund may invest in stocks of companies in all industry groups and geographic locations, although the Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions.

The Fund may invest up to 10% of its net assets in securities of companies engaged in the precious metals industry. Accordingly, the following disclosure is added to the “Other Investment Strategies, Policies and Risks” section in the SAI:

Securities of Companies Engaged in the Precious Metals Industry. The Fund may invest in securities of companies engaged in the precious metals industry and in financial instruments that provide exposure to precious metals. Investments related to precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of precious metals may fluctuate sharply over short periods of time, even during periods of rising prices, due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies, changes in industrial and commercial demand, limited markets, fabricator demand, precious metal sales by governments, trade imbalances and restrictions, currency devaluation or revaluation, central banks or international agencies, investment speculation, inability to raise capital, increases in production costs, political unrest in nations where sources of precious metals are located, monetary and other economic policies of various governments and government restrictions on private ownership of precious metals and mining land.

Please file this Supplement with your records.